Exhibit 10.1

Agreement  Between

Harry’s Haul, LLC

and

Asset Recovery of America, LLC

This is an agreement between Asset Recovery of America, LLC (“ARA”) and  Harry’s Haul, LLC (“HHL”) to conduct certain business as a joint venture.  Both parties hereby acknowledge the receipt of adequate consideration for the provisions herein, including, but not limited to, ten dollars and the mutual covenants herein.

1.

Purpose of the Agreement.  The parties intend to conduct the following business transactions together in a joint venture, wherein profits and expenses associated with the following transactions and only the following transactions will be shared in the proportions described herein.

Demolition of the property described in Exhibit A, hereto.

The parties will describe subsequent projects in additional exhibits to this contract, which exhibits will specifically reference that they are exhibits to this contract and which exhibits will be signed by both parties and witnessed by at least one witness.

2.

Date and Length of Term.  This agreement is effective upon the execution of this agreement by the last party to do so.  This agreement shall extend until the \project contemplated hereunder is completed, all obligations to the \demolition customer have been fully and properly performed and the properties upon which the demolition is to occur have been physically and legally returned to the demolition customers.

3.

Duties of HHL.   The duties of HHL pursuant to this contract are the duties described in Exhibit B, hereto.

4.

Duties of ARA .    The duties of ARA pursuant to this contract are the duties described in Exhibit C, hereto.

5.

Profits.   Profits will be shared according to the formula described in Exhibit D, hereto.

6.

Prior Contracts.    All previous business completed prior to the execution date of this contract shall remain as separate property of the parties and shall be subject to the same terms and provisions that existed prior to the execution of this agreement.

7.

Administrative Services.  ARA will provide the administrative services described in Exhibit “C” hereto including paying the bills for HHL.  ARA assumes no liability for such bills other than to pay them from revenues or projected revenues of the Project and only to the extent that such projections have been provided to ARA at a time that is reasonably in advance of the due date of such bills.

8.

Representations.   The parties hereby represent that they have made or will immediately make full, true and accurate disclosure of all material information and all budgeted and expected revenues and expenses for the project.  The parties hereby represent and agree that they have made or will immediately make full, true and accurate disclosure of all such information in their possession regarding revenues and expenses normally associated with the type transaction described herein,  to their reasonable ability to do so.  The parties promise and covenant that they will make full, true and accurate disclosure of all revenues and expenses in the future and that they will provide any information necessary to reasonably communicate the existence of any unusual uncertainty regarding the budgeted or actual revenue and expenses of the project.

9.

Covenants.  The parties hereby covenant and promise to promptly perform all duties and obligations necessary pursuant to this agreement and to promptly provide all information reasonably necessary or important to the other party and/or reasonably requested by the other party.

10.

Miscellaneous Provisions.  This contract will be construed under the laws of Sarasota, Florida and any actions hereunder will be tried in the County, Circuit or Federal courts for Sarasota, Florida.  In any such action, the prevailing party will be entitled to reimbursement of attorneys fees and costs incurred in bringing or defending such action, appellate fees and costs included.  Both parties have had benefit of legal counsel or opportunity to obtain same.  This contract will not be construed as having been drafted by one or the other party.  This agreement may be executed by fax, email or any other type of remote communication and each party may execute a different physical copy of same.

11.

Failure to Enforce.  Failure to enforce or insist upon any right granted hereunder will not constitute a waiver or satisfaction of the associated or any other duty of the other party.

_______________________________

        _______________________________

Witness

       Date

        Jason Livingston, as Manager of   Date

        Harry’s Haul, LLC

_______________________________

Witness

       Date

_______________________________

        _______________________________

Witness

       Date

       Dana Pekas, as Manager of

   Date

       Asset Recovery of America, LLC

_______________________________

Witness

       Date

EXHIBIT A

Project 1:  Demolition of Winter  Park 9th Grade Center, Project Number 238203. Please see attached invoice and estimate, which has been agreed to by the parties

EXHIBIT B

Duties of HHL

a.

Negotiate, estimate, plan and conduct all demolition operations for the project and obtain all permits, waivers, permissions, allowances and other things required physically and regulatorily for the demolition in accordance with the estimate attached hereto as Exhibit E, which both parties have agreed to.

b.

Supply estimates of all expenses, expenditures, revenues and receipts of funds relating to the project so that they may be entered into ARA’s accounting and financial system so that all parties can mutually agree to move forward to define and commence the project.

c.

Supply all invoices, bills, and all other documents relating to actual or projected expenses, expenditures, revenues and receipts relating to the designated project.

d.

Provide or obtain all things necessary to conduct the demolition, including, equipment, machinery, vehicles, personnel and sub-contractors and all other things necessary for the mutually agreed upon designated project and not specifically required to be provided by ARA in the next exhibit to this contract, Exhibit C, following.

e.

Provide, immediately upon receipt or generation (if generated by HHL or its representatives) copies of all daily inspections, worksheets, and any other appropriate paperwork generated on or by the project  or of the receipt of information customarily communicated in such manner.

 Unless it agrees otherwise in writing, ARA is not bound by any obligations to fund this project if any material changes are made to the contracts executed between HHL or this Joint Venture and the demolition customer, which changes cause the project expenses to exceed the amount budgeted for same or if any material promises or representations are made to the demolition customer without the knowledge and consent of ARA.

f.

Commence demolition activities within 45 days from the execution of this agreement or, if it does not do so, ARA may, in its sole discretion, withdraw from this Joint Venture with no obligation pursuant to this contract of any type to HHL, upon written notice to HHL. ( Any changes to the commencement date for the project must be submitted to ARA in writing and must receive the written consent of ARA

g.

Obtain all insurance and workman’s compensation policies required by ARA, the demolition customer and any and all applicable governmental authorities.

i.

Comply with all applicable laws, rules, regulations and other governmental requirements and the letter and spirit of this contract.

j.

Conduct itself at all times in a manner that reflects favorably upon the reputation of ARA for quality service, honesty, and fair dealing.

k.

Inform ARA immediately, in writing, of all matters that might be material in any way to this contract, the operations of HHL, ARA or the demolition customer whether or not HHL or its personnel have or do not have an opinion as to whether such information is already known by ARA or is important to be known by ARA.

l.

Execute the assignment attached hereto as Exhibit F, authorizing and empowering ARA to receive and process all payments and receive and pay all expenses agreed upon by both parties herein.

EXHIBIT C

Duties of ARA

a.

Provide financing for the project.

b.

Provide a professional support person to process all paperwork relating to the job, to troubleshoot, and to provide all services described in this exhibit.

c.

Provide all administrative services necessary to perform and complete the project, including:

1.

Process all accounts payables

2.

Process all accounts receivables.

3.

Enter and update all estimates

4.

Enter all bills into the system

5.

Communicate with all subcontractors regarding paperwork and/or problems.

6.

Fax a daily updated job cost analysis

7.

Provide and maintain filing system

8.

Maintain checking accounts.

9.

Reconcile checking accounts.

10.

Handle, account for and make deposits

11.

Handle, account for, write and disburse checks

12.

Set up all credit accounts

c.

Provide financial and estimating software

d.

Provide a server for the financial and estimating software to run on.

e.

Provide access to the server and financial and estimating software

f.

Obtain and pay for any bonds necessary for the project.

EXHIBIT D

Profit Sharing and Other Remuneration

Each party will receive 50% of the “Total Net Profit”, as that term is used and calculated in Exhibit E, hereto.

EXHIBIT E

ESTIMATED REVENUES, RECEIPTS, EXPENDITURES AND EXPENSE

EXHIBIT F

ASSIGNMENT AND POWER OF ATTORNEY

THAT I, Jason Livingston, of                  County, Florida  individually and as Manger and Member of Harry’s Haul, LLC, a Florida Limited Liability Company, referred to herein jointly and severally assign to Asset Recovery of America, LLC (ARA) all receipts, payments, receivables due to Harry’s Haul, LLC (HHL) from the following demolition project (the assignment):

Project 1:  Demolition of Winter  Park 9th Grade Center, Project Number 238203. Please see attached invoice and estimate, which has been agreed to by the parties.

1.  Grant of Power.  I hereby appoint ARA my agent and grant to ARA full power and authority to exercise or perform any act, power, duty, right or obligation whatsoever that I now have or may hereafter acquire, relating to any person or matter necessary in order to facilitate, the assignment.

Except as otherwise limited by applicable law, or by this assignment, my assignee/agent  has full power and authority to perform, without prior court approval, everything necessary in exercising any of the powers herein granted as fully as I might or could do if personally present, with full power of substitution or revocation, \ hereby ratify and confirm that my agent shall lawfully have, by virtue of this power of attorney, the powers herein granted, including, but not limited to, the following:

a.

To execute documents necessary to the exercise of the power herein granted by affixing their signature to such document with any such designation that will communicate that the signature is to operate as if it were my signature.

b.

To execute documents necessary to the exercise of the power herein granted by affixing a signature which consists of my name and the notation that my name has been affixed by the agent

c.

To receive and deposit cash, checks, wires, money orders or any other form of payment.

d.

To deposit funds into the bank account designated by Asset Recovery of America, LLC.

e.

To pay the bills tendered to Asset Recovery of America, LLC.

2.

Interpretation and Governing Law. This instrument is to be construed and interpreted as an assignment limited power of attorney.  This instrument is executed and delivered in the State of Florida, and the laws of the State of Florida shall govern all questions as to the validity of this power and the construction of its provisions.  However, it is my intention that this power of attorney shall be exercisable in any other state or jurisdiction where I may have any property or interests in property.

3.

Third-Party Reliance. Third parties may rely upon the representations of my agent as to all matters relating to any power granted to my agent, and no person who may act in reliance upon the representations of my agent shall incur any liability to me or to my estate, beneficiaries, or joint owners as a result of permitting my agent to exercise any power prior to receipt of written notice of revocation, suspension, notice of a petition to determine incapacity, partial or complete termination, or my death.  Any third party may rely on a duly executed counterpart of this instrument, or a copy certified by my agent to be a true copy of the original hereof, as fully and completely as if such third party had received the original of this instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and seal the ________________ day of May,  2010.

_______________________________________

Jason Livingston, as Manager and Member of

Harry’s Haul, LLC

SEALED AND DELIVERED

IN THE PRESENCE OF:

_________________________________

_______________________________________

Signature of Witness

Signature of Witness

Print Name:_____________________

Print Name:____________________________

STATE OF FLORIDA

      )

COUNTY OF                               )

The foregoing Power of Attorney was acknowledged before me this _________ day of May, 2010, by Jason Livingston who is personally known to me or who has produced _______________________________ as identification.

____________________________________

Notary Public

____________________________________

Print Name

My Commission expires: